Exhibit 99.1

Annual Statement of College Loan Corporation Trust I

College Loan Corporation Trust I Series 2003-2
Statement to Note Holders
As of and for the period ended: 12/31/2003

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer’s knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during the reporting period October 9, 2003 through December 31, 2003;

                           Series     Class     Principal Paid
                            2002       A-1               $0.00
                            2002       A-2      $73,500,000.00
                            2002       A-3      $14,150,000.00
                            2002       A-4               $0.00
                            2002       A-5               $0.00
                            2002       A-6               $0.00
                            2002       A-7               $0.00
                            2002       A-8               $0.00
                            2002       A-9               $0.00
                            2002       B-1               $0.00
                           2002-2      A-10              $0.00
                           2002-2      A-11              $0.00
                           2002-2      A-12              $0.00
                           2002-2      A-13              $0.00
                           2002-2      A-14              $0.00
                           2002-2      A-15              $0.00
                           2002-2      A-16              $0.00
                           2002-2      A-17              $0.00
                           2002-2      A-18              $0.00
                           2002-2      A-19              $0.00
                           2002-2      A-20              $0.00
                           2002-2      A-21              $0.00
                           2002-2      A-22              $0.00
                           2002-2      A-23              $0.00
                           2002-2      A-24              $0.00
                           2002-2      A-25              $0.00
                           2002-2      A-26              $0.00
                           2002-2      A-27              $0.00
                           2002-2      A-28              $0.00
                           2002-2      A-29              $0.00
                           2002-2      A-30              $0.00
                           2002-2      B-2               $0.00
                           2002-2      B-3               $0.00
                           2002-2      B-4               $0.00
                           2003-1      A-1               $0.00
                           2003-1      A-2               $0.00
                           2003-1      A-3               $0.00
                           2003-1      A-4               $0.00
                           2003-1      A-5               $0.00
                           2003-1      A-6               $0.00
                           2003-1      A-7               $0.00
                           2003-1      A-8               $0.00
                           2003-1      A-9               $0.00
                           2003-1      A-10              $0.00
                           2003-1      B-1               $0.00
                           2003-1      B-2               $0.00
                           2003-2      A-1               $0.00
                           2003-2      A-2               $0.00
                           2003-2      A-3               $0.00
(b)	the amount of payments with respect to each series of Notes paid with respect to interest during the reporting period October 9, 2003 through December 31, 2003;

                           Series     Class         Interest Paid
                            2002       A-1            See below
                            2002       A-2            See below
                            2002       A-3            See below
                            2002       A-4            See below
                            2002       A-5            See below
                            2002       A-6            See below
                            2002       A-7            See below
                            2002       A-8            See below
                            2002       A-9            See below
                            2002       B-1            See below
                           2002-2     A-10            See below
                           2002-2     A-11            See below
                           2002-2     A-12            See below
                           2002-2     A-13            See below
                           2002-2     A-14            See below
                           2002-2     A-15            See below
                           2002-2     A-16            See below
                           2002-2     A-17            See below
                           2002-2     A-18            See below
                           2002-2     A-19            See below
                           2002-2     A-20            See below
                           2002-2     A-21            See below
                           2002-2     A-22            See below
                           2002-2     A-23            See below
                           2002-2     A-24            See below
                           2002-2     A-25            See below
                           2002-2     A-26            See below
                           2002-2     A-27            See below
                           2002-2     A-28            See below
                           2002-2     A-29            See below
                           2002-2     A-30            See below
                           2002-2      B-2            See below
                           2002-2      B-3            See below
                           2002-2      B-4            See below
                           2003-1      A-1            See below
                           2003-1      A-2            See below
                           2003-1      A-3            See below
                           2003-1      A-4            See below
                           2003-1      A-5            See below
                           2003-1      A-6            See below
                           2003-1      A-7            See below
                           2003-1      A-8            See below
                           2003-1      A-9            See below
                           2003-1     A-10            See below
                           2003-1      B-1            See below
                           2003-1      B-2            See below
       Total interest paid to all series above    $9,632,937.72
                           2003-2      A-1                $0.00
                           2003-2      A-2                $0.00
                           2003-2      A-3                $0.00
(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of December 2003;

Principal Balance of Financed Student Loans $4,860,732,224.06

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of December 2003, after giving effect to payments allocated to principal reported under paragraph (a) above;

                           Series     Class         Outstanding Balance
                            2002       A-1              $73,500,000.00
                            2002       A-2                       $0.00
                            2002       A-3              $58,850,000.00
                            2002       A-4              $73,000,000.00
                            2002       A-5              $73,000,000.00
                            2002       A-6              $73,000,000.00
                            2002       A-7              $73,000,000.00
                            2002       A-8              $73,000,000.00
                            2002       A-9              $73,000,000.00
                            2002       B-1              $42,000,000.00
                           2002-2     A-10             $100,000,000.00
                           2002-2     A-11             $100,000,000.00
                           2002-2     A-12             $100,000,000.00
                           2002-2     A-13             $100,000,000.00
                           2002-2     A-14             $100,000,000.00
                           2002-2     A-15             $100,000,000.00
                           2002-2     A-16             $100,000,000.00
                           2002-2     A-17             $100,000,000.00
                           2002-2     A-18              $80,000,000.00
                           2002-2     A-19             $100,000,000.00
                           2002-2     A-20             $100,000,000.00
                           2002-2     A-21             $100,000,000.00
                           2002-2     A-22             $100,000,000.00
                           2002-2     A-23             $100,000,000.00
                           2002-2     A-24             $100,000,000.00
                           2002-2     A-25             $100,000,000.00
                           2002-2     A-26             $100,000,000.00
                           2002-2     A-27             $100,000,000.00
                           2002-2     A-28             $100,000,000.00
                           2002-2     A-29             $100,000,000.00
                           2002-2     A-30             $100,000,000.00
                           2002-2      B-2              $40,000,000.00
                           2002-2      B-3              $40,000,000.00
                           2002-2      B-4              $40,000,000.00
                           2003-1      A-1             $100,000,000.00
                           2003-1      A-2             $100,000,000.00
                           2003-1      A-3             $100,000,000.00
                           2003-1      A-4             $100,000,000.00
                           2003-1      A-5             $100,000,000.00
                           2003-1      A-6             $100,000,000.00
                           2003-1      A-7             $100,000,000.00
                           2003-1      A-8             $100,000,000.00
                           2003-1      A-9             $100,000,000.00
                           2003-1     A-10              $50,000,000.00
                           2003-1      B-1              $25,000,000.00
                           2003-1      B-2              $25,000,000.00
                           2003-2      A-1             $345,000,000.00
                           2003-2      A-2             $646,800,000.00
                           2003-2      A-3             $308,200,000.00
(f)	the interest rate for any series of variable rate Notes during the reporting period October 9, 2003 through December 31, 2003, indicating how such interest rate is calculated;

                           Series   Class     Interest Rate      Interest Calculation
                            2002      A-1       See Below        28-Day Auction Rate
                            2002      A-2       See Below        28-Day Auction Rate
                            2002      A-3       See Below        28-Day Auction Rate
                            2002      A-4       See Below        28-Day Auction Rate
                            2002      A-5       See Below        28-Day Auction Rate
                            2002      A-6       See Below        28-Day Auction Rate
                            2002      A-7       See Below        28-Day Auction Rate
                            2002      A-8       See Below        28-Day Auction Rate
                            2002      A-9       See Below        28-Day Auction Rate
                            2002      B-1       See Below        28-Day Auction Rate
                           2002-2     A-10      See Below        28-Day Auction Rate
                           2002-2     A-11      See Below        28-Day Auction Rate
                           2002-2     A-12      See Below        28-Day Auction Rate
                           2002-2     A-13      See Below        28-Day Auction Rate
                           2002-2     A-14      See Below        28-Day Auction Rate
                           2002-2     A-15      See Below        28-Day Auction Rate
                           2002-2     A-16      See Below        28-Day Auction Rate
                           2002-2     A-17      See Below        28-Day Auction Rate
                           2002-2     A-18      See Below        28-Day Auction Rate
                           2002-2     A-19      See Below        28-Day Auction Rate
                           2002-2     A-20      See Below        28-Day Auction Rate
                           2002-2     A-21      See Below        28-Day Auction Rate
                           2002-2     A-22      See Below        28-Day Auction Rate
                           2002-2     A-23      See Below        28-Day Auction Rate
                           2002-2     A-24      See Below        28-Day Auction Rate
                           2002-2     A-25      See Below        28-Day Auction Rate
                           2002-2     A-26      See Below        28-Day Auction Rate
                           2002-2     A-27      See Below        28-Day Auction Rate
                           2002-2     A-28      See Below        28-Day Auction Rate
                           2002-2     A-29      See Below        28-Day Auction Rate
                           2002-2     A-30      See Below        28-Day Auction Rate
                           2002-2     B-2       See Below        28-Day Auction Rate
                           2002-2     B-3       See Below        28-Day Auction Rate
                           2002-2     B-4       See Below        28-Day Auction Rate
                           2003-1     A-1       See Below        28-Day Auction Rate
                           2003-1     A-2       See Below        28-Day Auction Rate
                           2003-1     A-3       See Below        28-Day Auction Rate
                           2003-1     A-4       See Below        28-Day Auction Rate
                           2003-1     A-5       See Below        28-Day Auction Rate
                           2003-1     A-6       See Below        28-Day Auction Rate
                           2003-1     A-7       See Below        28-Day Auction Rate
                           2003-1     A-8       See Below        28-Day Auction Rate
                           2003-1     A-9       See Below        28-Day Auction Rate
                           2003-1     A-10      See Below        28-Day Auction Rate
                           2003-1     B-1       See Below        28-Day Auction Rate
                           2003-1     B-2       See Below        28-Day Auction Rate
     Weighted average rate for Notes above       1.0909%

                Series     Class    Libor Rate    Spread      Rate    Interest Calculation
                2003-2     A-1       1.155%       0.03%     1.185%      Floating Rate Note
                2003-2     A-2       1.155%       0.14%     1.295%      Floating Rate Note
                2003-2     A-3       1.155%       0.20%     1.355%      Floating Rate Note
(g)	the amount of the servicing fees allocated to the Servicers during the reporting period October 9, 2003 through December 31, 2003;

Servicing fees $1,647,666.36

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated during the reporting period October 9, 2003 through December 31, 2003;

                              Fee                       Amount
                           Administration            $1,170,861.50
                           Auction Agent                $10,259.80
                           Market Agent                      $0.00
                           Calculation Agent                 $0.00
                           Broker-Dealer             $2,411,568.98
                           Delaware Trustee              $2,000.00
                           Trustee                      $86,907.48
                           Eligible Lender Trustee           $0.00
                           Verification Agent            $1,200.00
(i)	the amount of principal and interest received during the reporting period October 9, 2003 through December 31, 2003 relating to Financed Student Loans;

Amount of principal and interest received $209,749,485.17

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund during the reporting period October 9, 2003 through December 31, 2003 and the balance of the Reserve Fund as of the close of business on the last day of December 2003;

Amount of payment attributable to amounts in the Reserve Fund Amount of any other withdrawals from the Reserve Fund Ending Balance of Reserve Fund	$9,782,835.02 $0.00 $39,032,835.02

(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during the reporting period October 9, 2003 through December 31, 2003 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund $0.00

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund subsequent to the closing date of the series 2003-2 Notes;

Amounts paid to acquire Student Loans $546,522,933.35

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0.00

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the reporting period October 9, 2003 through December 31, 2003;

Amounts paid for Financed Student Loans purchased from the Trust $6,199.44

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of December 2003, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

                                                           Number            Amount

                (i)  0 to 30 days delinquent               402214    $4,663,314,509.60
               (ii)  31 to 60 days delinquent                7860      $104,205,213.62
              (iii)  61 to 90 days delinquent                2970       $37,218,248.63
               (iv)  91 to 120 days delinquent               1633       $18,879,789.14
                (v)  > 120 day delinquent                    2968       $34,160,062.56
               (vi)  & claims filed                           300        $2,954,400.51
                                                            -----      ---------------
                     Total                                 417945    $4,860,732,224.06
(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of December 2003; and

Value of the Trust Estate Outstanding Principal amount of the Notes	$5,055,247,894.45 $5,112,350,000.00

(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of December 2003.

                                                                          Number      Percentage
   (i)       Outstanding rejected federal reimbursement claims                10         0.00%
   (ii)      Financed Student Loans in forbearance                        25,322         9.89%
   (iii)     Financed Student Loans in deferment                          38,276        12.69%